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                                            File Nos. 33-23351, 811-5626
                                            Filed under Rule 497(c)

                  Supplement Dated August 31, 1999
              to the prospectuses dated May 1, 1999 for the Deferred Combination Variable and Fixed Annuity Contracts (the
   "GOLDENSELECT/R/ DVA Prospectus," "GOLDENSELECT/R/ DVA PLUS
       Prospectus" and "GOLDENSELECT ACCESS/R/ Prospectus,")
                                 and
to the prospectuses dated May 1, 1999, as supplemented July 21, 1999 for
 the Deferred Combination Variable and Fixed Annuity Contracts (the
             "GOLDENSELECT PREMIUM PLUS/R/ Prospectus" and
                 "GOLDENSELECT ES II/R/ Prospectus")
          issued by Golden American Life Insurance Company

On August 13, 1999, Golden American Life Insurance Company and its affiliated life insurance companies, together with their separate accounts invested in The GCG Trust, filed an application (the "Application") with the Securities and Exchange Commission (the "SEC"). This Application requests an order that will permit separate accounts investing in the Growth Opportunities Series to substitute shares of Mid-Cap Growth Series (the "Substitution"). The insurance companies will bear all expenses associated with the Substitution.

The Mid-Cap Growth Series is substantially similar in investment objective to the Growth Opportunities Series, with lower expenses than the Growth Opportunities Series and with a better history of total returns. Past performance is, of course, not a prediction of future results. This supplement is for your information and you need take no action at this time. We will notify you as to the status of the Application with the SEC.

Until implementation of this Substitution, you may freely reallocate your account value from the Growth Opportunities Series to any other currently available investment option free of reallocation charges and without it being counted as a reallocation.

For thirty days after we have implemented this Substitution, you may reallocate your account value from the Mid-Cap Growth Series to any other currently available investment option free of reallocation charges and without it being counted as a reallocation.

This supplement should be retained with your Prospectus for your variable contract.








Initial Notice Supplement GALIC                             8/31/99

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